UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 21, 2017

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

77-0056625	Nevada	001-37659
(IRS Employer	(State or Other Jurisdiction	(Commission
Identification No.)	of Incorporation)	File Number)

Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On March 20, 2017, we dismissed Marcum LLP (“Marcum”) as Interlink Electronics, Inc.’s independent registered public accounting firm.  The decision to dismiss Marcum was approved by the audit committee of our board of directors.

The audit reports of Marcum on our financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal years ended December 31, 2016 and 2015, and for the subsequent period through the date of dismissal, there were: (i) no disagreements between us and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in its report on our financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Marcum with a copy of the disclosures in this Current Report on Form 8-K and requested that Marcum furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with our statements in this Item 4.01.  A copy of the letter dated March 21, 2017, furnished by Marcum in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

The audit committee of our board of directors approved the appointment of RBSM LLP (“RBSM”) as our new independent registered public accounting firm, and we formally engaged RBSM as our independent registered public accounting firm on March 20, 2017.

During our two most recent fiscal years ended December 31, 2016 and 2015 and through March 20, 2017, neither we nor anyone on our behalf consulted with RBSM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and RBSM did not provide either a written report or oral advice to us that RBSM concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2017, David S. Burnett provided notice of his resignation as Chief Financial Officer of Interlink Electronics, Inc. effective as of April 15, 2017.  Mr. Burnett’s departure is associated with the consolidation of the Charleston, SC office into our California operations, and is unrelated to the change of Independent Registered Public Accounting Firm discussed above.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

16.1Letter to the Securities and Exchange Commission from Marcum LLP dated March 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2017		INTERLINK ELECTRONICS, INC.

	By:	/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from Marcum LLP dated March 21, 2017.